UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2010

THE FRONTIER FUND

FRONTIER DIVERSIFIED SERIES; FRONTIER DYNAMIC SERIES; FRONTIER

LONG/SHORT COMMODITY SERIES;

FRONTIER MASTERS SERIES; BALANCED SERIES; CAMPBELL/GRAHAM/TIVERTON

SERIES; CURRENCY SERIES; LONG ONLY COMMODITY SERIES;

MANAGED FUTURES INDEX SERIES;

WINTON SERIES; WINTON/GRAHAM SERIES

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2010, David P. DeMuth was appointed to serve as a member of the Executive Committee of The Frontier Fund (the “Executive Committee”). A copy of the press release announcing the appointment of Mr. DeMuth is furnished as Exhibit 99.1 hereto.

Mr. DeMuth’s previous positions include appointments as the Interim Co-Chief Financial Officer and Treasurer at Kodak Polychrome Graphics (a $2 billion global manufacturer of graphic arts materials), the Division Vice President of Continental Grain Company (a multi-billion provider of commodities and financial services), and Director of Tax Services at PepsiCo Inc. (a multi-billion global consumer products beverage and food company). His industry experience includes technology, real estate development, financial services, and consumer products. Mr. DeMuth specializes in global risk management and regulatory compliance. He has created corporate strategies to manage financial reporting, financial and operations risks, and compliance with regulatory authorities internationally. He is a Co-Founder of CFO Consulting Partners LLC, providing interim CFO services to public and private companies.

Mr. DeMuth holds a BS in Accounting from Loyola University, and an MBA in Finance from LaSalle University. He is a Certified Public Accountant (CPA).

No family relationships exist between Mr. DeMuth and any directors or other executive officers of The Frontier Fund or Equinox Fund Management, LLC (the “Managing Owner”), the managing owner of The Frontier Fund. There are no arrangements between Mr. DeMuth and any other person pursuant to which Mr. DeMuth was selected to be a member of the Executive Committee, nor are there any transactions to which the Managing Owner or The Frontier Fund are or were a participant and in which Mr. DeMuth has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Mr. DeMuth replaces Ajay Dravid, Ph.D., who served on the Executive Committee from March 2009 through December 2010.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as a part of this report:

Exhibit Number	Description

99.1	Press Release dated January 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Frontier Fund
(Registrant)
Date: January 6, 2011
	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC, Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Diversified Series,
a Series of The Frontier Fund
(Registrant)

Date: January 6, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Diversified Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Dynamic Series,
a Series of The Frontier Fund
(Registrant)

Date: January 6, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Dynamic Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Long/Short Commodity Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: January 6, 2011		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Long/Short Commodity Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Masters Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: January 6, 2011		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Masters Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Balanced Series,
a Series of The Frontier Fund
(Registrant)

Date: January 6, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Balanced Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Campbell/Graham/Tiverton Series,
a Series of The Frontier Fund
(Registrant)

Date: January 6, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Campbell/Graham/Tiverton Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Currency Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: January 6, 2011		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Currency Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Long Only Commodity Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: January 6, 2011		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Long Only Commodity Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Managed Futures Index Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: January 6, 2011		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Managed Futures Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Winton Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: January 6, 2011		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Winton Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Winton/Graham Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: January 6, 2011		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Winton/Graham Series, a Series of The Frontier Fund

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated January 6, 2011.